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                                                                    EXHIBIT 10.8

                       [OPTICAL SYSTEMS, INC. LETTERHEAD]


                            REVOCATION OF AGREEMENT


     I, Raymond Sery, the holder of put agreement for 200,000 shares of common voting stock of Optical Systems, Inc., dated 15th day of January, 1998, a copy of which is attached, do hereby revoke that agreement.

     IN WITNESS WHEREOF, I do hereby execute this revocation of agreement in duplicate on this, the 15th day of September, 1998. The original of this revocation shall be filed in the office of Optical Systems, Inc.


                                        /s/ RAYMOND SERY


WITNESS

Signature  /s/ JOHN F. CARESON
          --------------------------

Name  John F. Careson
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Date March 25, 1999
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